UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 21, 2004 (Date of Report - Date of Earliest Event Reported)

Provident Financial Group, Inc. (Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)

1-8019 (Commission File Number)

31-0982792 (IRS Employer Identification Number)

One East Fourth Street, Cincinnati, Ohio 45202 (Address of Principal Executive Offices) (Zip Code)

1-800-851-9521 or 513-345-7102 (Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99 Press Release Dated January 21, 2004.

Item 12. Results of Operations and Financial Condition.

On January 21, 2004, the Registrant issued the press release filed as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROVIDENT FINANCIAL GROUP, INC.

Date: January 21, 2004	/s/ Christopher J. Carey
Christopher J. Carey Executive Vice President and Chief Financial Officer